BANC OF AMERICA SECURITIES Health Care Conference Las Vegas, Nevada May 19, 2004

Forward-looking Statement This presentation contains forward-looking statements that involve risks and uncertainties, including, but not limited to, projections of future sales, royalty income, operating income, regulatory approval processes, litigation related to and competition from generic products, success of efforts to develop, acquire and market new products, and to refocus marketing of existing products, marketplace acceptance of the company’s products, success of the Company’s strategic repositioning initiatives and the ability of management to execute them, cost-cutting measures, and other risks detailed from time-to-time in the Company’s Securities and Exchange Commission filings. 2

Valeant Valeant Pharmaceuticals International (NYSE:VRX) is a global, publicly traded, research-based, specialty pharmaceutical company that discovers, develops, manufactures and markets a broad range of pharmaceutical products. More information about Valeant can be found at www.valeant.com 3

Valeant: Statistical Snapshot • 575 products • 390 unique chemical compounds • 2,500 SKUs • 1,200 sales representatives • Sales in 128 markets • Global manufacturing • 200+ R&D personnel • Regulatory and medical expertise 4

Creating A New Company Innovate & Grow Transform Restructure 5

Creating A New Company Innovate & Grow Transform Restructure 6

The Old ICN North America Latin America Western Specialty Pharma Europe Central Europe Eastern Europe AAA Ribapharm Russian Retail Russian Pharma Biomedicals Discontinued Ops Dosimetry API Photonics 7

The New Valeant North America Latin America Europe AAA GMS R&D 8

Total Revenues 2003 Revenues — $686 MM Royalties $168 MM Product Sales $518 MM 9

Product Sales by Region AAA North $51 America $99 MM MM $232 MM $136 MM Latin Europe America = $518 MM 10

Product Lines 2003 2002 % Increase Actual Actual (Dec.) Dermatology Efudix/Efudex * $26.8 $23.1 16.0% Kinerase * 12.6 10.4 21.2 Dermatix * 2.6 0.3 766.7 Oxsoralen-Ultra * 8.5 4.6 84.8 Infectious Virazole * 18.8 17.4 8.0 Disease Ancotil * 6.6 5.5 20.0 Neurology Mestinon * 41.9 31.2 34.3 Dalmane/Dalmadorm 10.6 10.8 -1.9 Primary Care Bedoyecta 27.0 29.8 -9.4 Calcitonin 13.6 9.4 44.7 Librax 11.8 18.2 -35.2 Nuclosina 11.4 11.1 2.7 Other Product Sales 326.3 295.0 10.6 Total Product Sales $518.5 $466.8 11.1% 11 *Denotes Global Brand

Restructure Restructuring • Reduced excess overhead • Focused on specialty pharmaceuticals • Improved governance standards • Built a new management team • Divested non-core assets • Reacquired Ribapharm • Restructured debt 12

Restructure We Are Focused 10 Markets 3 Therapeutic Areas 9 Global Products 13

Restructure Valeant Geographic Opportunities Valeant Sales Industry Sales North 19% America 10% 26% 45% North America 8% 12% 3% 51% 26% W.Eu LA AAA Japan 14

Source: Valeant Corporate Finance, Total Sales by ProductFinance, YTD Dec 31, 2003 Restructure USA Mexico Canada France Focused China on United Kingdom 10 Key Italy Markets Spain Poland Germany 15

Restructure Valeant Sales by Therapeutic Area Infectious Disease Other specialties, Primary Care Generics 19% 41% 15% Neurology 15% 10% Gastrointestinal Dermatology 16 Source: Valeant Manufacturing Data Collection Apr ‘03

Restructure Corporate Governance • 8 new directors • New chairman/CEO • Active committees • Code of conduct • Former CEO no longer affiliated 17

Restructure A New Management Team Robert W. O’Leary Chairman & Chief Executive Officer Timothy C. Tyson President & Chief Operating Officer Bary G. Bailey EVP, Chief Financial Officer Kim D. Lamon, M.D., Ph.D. President & Chief Scientific Officer Wesley P. Wheeler President, N.A., Global Commercial Dev. Charles J. Bramlage President, Europe David W. Kwo EVP, AAA Martin Mercer EVP, Latin America John I. Cooper EVP, Global Manufacturing & Supply Eileen C. Pruette EVP, General Counsel 18

Restructure

Dramatic Change in Key Leadership


Chairman / CEO
CFO
COO / President
General Counsel
Controller
Treasury
Tax
Operations Finance
Audit
IT
R&D
Discovery
Regulatory
Clinical
Development
Project Management
North America
Global Market
Bus Dev
US
CAN
PR
Europe
Germany
Spain
Italy
France
UK
Poland
C/EE
Latin America
Mexico
Brazil
Argentina
LA Other
AAA
Australia & Asia
AP
FE
ME
GMS
Proc
QA
Strat & Logistics
3rd Party Supply
NA
Europe
LA
HR
NA / LA / AAA
Europe GMS
Corporate Governance

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Restructure Divested Non-Core Businesses • Russian Pharmaceuticals • Russian Retail Pharmacies • Biomedical: Research Products • Biomedical: Diagnostics • Photonic Laser Business • Circe • Biomedical: Dosimetry • API 20

Restructure Worldwide Headcount 14,000 12,000 10,000 8,000 6,000 4,000 Today 2,000 0 2000 2001 2002 2003 2004 21

Restructure Reacquired Ribapharm • Tender offer successfully completed • $6.25 per share • Transaction cost -$207 MM • Integration complete 22

Creating A New Company Innovate & Grow Transform Restructure 23

Transform Transformation • Develop a growth strategy – Grow our Current Business – Employ State of the Industry Marketing • Reduce G&A • Rationalize and improve supply chain operations • Leverage global procurement • Dramatically reduce tax rate 24

Transform Growth Strategy $1.5 B Pipeline Business Development Ribavirin Royalties Regional / Local Brands Core Global Brands 5 years 2008 25

Transform Grow our Current Business $1.5 B Pipeline Business Development Ribavirin Royalties Regional / Local Brands 27% Core Global Brands Growth in 2003 5 years 2008 26

Transform Product Lifecycle mature growth decline pre-launch 27

Transform We Selected Nine ‘Core’ Global Brands KINERASE Improves skin’s appearance EFUDEX Actinic Keratoses DERMATIX Tx and mgmt. of . OXSORALEN wounds and scars Psoriasis ANCOTIL Anti-fungal VIRAZOLE Respiratory REMOFOVIR syncytial virus Hepatitis B VIRAMIDINE Hepatitis C MESTINON Myasthenia Gravis 28

Transform Product Lifecycle mature growth decline Mestinon Efudex Virazole Oxsoralen pre- • New indications Ancotil • Medical studies • Combination study Kinerase • New registrations launch • Line • Line extensions extensions Tasmar • Line extensions Dermatix • Relaunch • Health comparison studies • Medical studies • Comparison Zelapar study RemofovirViramidine • Phase III • Phase II/III • Phase I/II 29

Extending the Lifecycle Through Line Extensions


ID
Task Name
2003
2004
2005
2006
2007
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
1 Efudex
2 Efudex
3 Efudex
4 Efudex
5 Efudex
6 Efudex
7 Ancotil
8 Ancotil
9 Dermatix
10 Dermatix
11 Kinerase
12 Kinerase Eye Cream
Completed Ahead of Plan
13 Mestinon
14 Virazole
15 Virazole
16 Ribavirin

30

First New Line Extension is Launched Kinerase® Eye Cream 1st of Four New Line Extensions in 2004 31

Global Brands Making Good Progress Global 2002 Brands 20% Total product sales: $467MM 27% Global 2003 Increase Brands 23% Total product sales: $518MM Global brand sales increased 27% in 2003 32

Transform Employ State-of-the Industry Marketing Tactics • Measure our sales force productivity • Protect our business • Increase consumer advertising • Track return on investment for A&P spend • Define markets and measure success 33

Sales Force Productivity North Latin Europe AAA America America Representatives 89 546 464 101 Days in field / year 209 215 197 230 Calls / day 6.5 10 13.5 8.5 Calls / rep per year 1358 2150 2659 1955 Sales per rep 1147 682 496 285 34

Protect Existing MestinonTransform Business Patient Loyalty is Key to this Brand 35

Transform Protect Existing Mestinon Business 110.0% 100.0% 90.0% Mestinon 80.0% 30% less erosion 70.0% than expected 60.0% 50.0% 40.0% U.S. Market Share 30.0% Zantac 20.0% Prozac 10.0% 0.0% One Year 36 Source: IMS National Prescription Audit

Kinerase Direct to Consumer (DTC) 37

Kinerase Responding to DTC $500,000 $450,000 $400,000 $350,000 $300,000 Net Sales (abs) $250,000 $200,000 $150,000 $100,000 $50,000 $0 Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb 2003 2004 38

Source: Valeant PRMS Dermatix Launches in Europe 39

Dermatix Tracked by Country Country 1: Dermatix Performance Country 2: Dermatix Performance Country 3: Dermatix Performance 500 200 250 400 200 150 300 150 100 $’000 200 $’000 $’000 100 50 100 Overall 50 0 0 0 J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D Plan Act ual Plan Act ual Plan Act ual 1,400 1,200 1,000 Country 4: Dermatix Performance Country 5: Dermatix Performance 250 120 200 100 80 150 60 $’000 100 $’000 40 50 20 0 0 J F M A M J J A S O N D J F M A M J J A S O N D Plan Actual Plan Actual 200 0 Country 6: Dermatix Performance F M Country 7: Dermatix Performance A S Country 8: Dermatix Performance 30 350 60 25 300 50 20 250 40 200 15 30 $’000 $’000 $’000 150 10 20 100 10 5 50 0 0 0 J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D Plan Act ual Plan Act ual Plan Act ual 40

Early European Reaction is Positive 25,000 20,000 15,000 10,000 5,000 0 Dec 2, 03 Dec 27, 03 Jan 3, 04 Jan 10, 04 Jan 17, 04 Jan 24, 04 Jan 31, 04 Feb 7, 04 SAME PLAST DERMATIX KALOIDON SIFRAVIT RESOLVE CICACARE 41

Nielsen Data Transform Track Return on Investment on Marketing Tactics 14.0% 12.0% 10.0% 8.0% 6.0% Marketshare Change 4.0% 2.0% 0.0% -2.0% Non Participant Participant -4.0% Oct-02 Nov-02 Dec-02 Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03 42

Transform Improve Supply Chain Operations 43

Transform Improve Supply Chain Operations $150-200mm Cumulative Savings by 2008 44

Transform VALEANT Pharmaceuticals International

Global Supply Network


Czech Republic
St. Petersburg
Eschwege
Poland
Solco
Yoshkar-Ola
Netherlands
Kursk
Canada
Wales
Tomsk
Bryan, OH
Switzerland
Poland Rzeszow
Chelyabinsk
Spain
Hungary
Mississippi
Aurora, OH
Yugoslavia
Macedonia
Wuxi
Montenegro
Puerto Rico
Mexico 1
Mexico 2
Brazil
Argentina 1
Argentina 2
33 Sites in 18 Countries

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VALEANT Pharmaceuticals International

Transform Global Supply Network Czech Republic Poland Solco Canada Bryan, OH Switzerland Spain Poland Rzeszow Hungary Wuxi Puerto Rico Mexico 1 Mexico 2 Brazil Argentina 1 Argentina 2 15 Sites in 10 Countries 46

Transform Valeant Global Supply Goal Switzerland Poland Rzeszow Wuxi Puerto Rico Mexico 1 By 2006 — 5 Sites in 5 Countries 47

Transform Leverage Global Procurement STRATEGY ORGANIZATION PROCUREMENT PROCESS Performance Measurement Information Systems 48

Making Progress Towards 20% Procurement Savings Target 56% $ July August Sept Oct Nov Dec Negotiated Savings Benefit Targets 49

Operational Excellence Program Beginning to Show Impact 167% $ Target Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 50

Transform Dramatically Reduce Tax Rate • Intellectual Property off shore • Benefit of manufacturing locations • Structural changes in major markets • Transfer pricing Reduce to • 38% in 2003, down from 42.4% 28 – 30% 51

Creating A New Company Innovate & Grow Transform Restructure 52

Innovate & Grow Business Grow Through Investment $1.5 B Pipeline Business Development Ribavirin Royalties Regional / Local Brands Core Global Brands 5 years 2008 53

A Busy Business Development Office 217 deals screened 20 active ... 197 rejected Five completed 30 10 3 8 2 2 5 -10 -2 -10 -17 -30 -50 -70 -90 -168 -110 Identify Value Proposal Negotiate Implement Active 3 8 2 2 5 Rejected -168 -17 -10 -2 0 54

Active Acquisition Opportunities Dermatology BD Phase 1 BD Phase 2 BD Phase 3 Review In Line Company Product Company Product Product Product Product Product Product Product Neurology BD Phase 1 BD Phase 2 BD Phase 3 Review In Line Product Product Infectious Disease BD Phase 1 BD Phase 2 BD Phase 3 Review In Line Product Product Product 55

Innovate & Grow Cash is Available for Acquisitions $872 MM $525 MM* $245 MM December 2002 December 2003 December 2003* Actual 56 *Pro Forma after redemption of 6 1/2% Convertible Notes

Innovate & Grow Valeant Pipeline • Compounds in clinical development – Viramidine (hepatitis C) – Remofovir (hepatitis B) – Zelapar® (Parkinson’s disease) • Compounds in discovery – HIV and oncology • 10,300 nucleoside analog compounds • 113,000 diverse non-nucleoside compounds 57

Innovate & Grow Pre-Approval Pipeline Discovery Pre-clinical - Phase I I Phase II Phase III Post-Approval - Zelapar® Viramidine™ Remofovir HIV HCV HBV Immunology Oncology 58

Innovate & Grow Viramidine Status • Hepatitis C compound • Pro-drug of Ribavirin • Phase 2 24-week data presented at EASL and DDW NH.HCL • Phase 3initiated in November 2003 H2N N • Phase 3 enrollment in process N N • Accelerated investment announced HO O in January 2004 HO OH 59

Innovate & Grow Performance Goals 2003 Results 2008 Target Royalties $168MM $0.1B Product Sales 518MM $1.4B Cost of Goods Sold 36% 20-25% Selling Expense 32% 25-30% G & A 22% 10-12% R & D 9% 10-12% Effective Tax Rate 38% 28-30% Earnings Per Share* $0.71 >$1.90 60 *Pro Forma – excludes in-process R&D and extinguishment of debt

Financial Review 61

Consolidated Revenues 600 140 500 120 100 400 80 300 (US$MM) 60 200 40 100 20 0 0 2000 2001 2002 2003 Mar-03 Mar-04 Royalties Specialty Pharmaceuticals 62 Note: Restated for discontinued operations

Product Sales by Region First Quarter ($ In Millions) 2003 2004 North America $15 $28 Latin America 26 29 Europe 56 63 AAA 13 13 Total Product Sales $110 $133 63

Operating Income First Quarter ( $ In Millions) 2003 2004 Product Sales $110 $133 Royalties 49 25 159 158 Cost of Goods Sold 41 47 Selling Expenses 38 48 General & Administrative 31 24 R & D 9 18 Amortization 8 13 Operating Income $32 $8 64

Note: Excludes in-process R&D expenses & Non-recurring and unusual items Operating Income – by Region First Quarter ($ In Millions) 2003 2004 North America $(3) $7 Latin America 7 6 Europe 7 9 AAA 2 - Total Specialty $13 $22 Pharmaceuticals R & D Department 33 (1) Corporate Expenses (14) (13) Total Consolidated $32 $8 Operating Income 65

Note: Excludes in-process R&D expenses Balance Sheet ($ In Millions) December 31, March 31, 2003 2004 Cash $872 $846 Accounts Receivable 162 135 Inventory 92 100 Long-term Debt 1,120 1,122 Total Equity 605 587 66

Financial Landscaping 2003 2004 5 Year Target Cost of Goods Sold 36% 34-36% 20-25% Selling Expense 32% 30-32% 25-30% G & A 22% 20-21% 10-12% R&D 9% 14-16% 10-12% Effective Tax Rate 38% 36-37% 28-30% 67

Creating A New Company Innovate & Grow Transform Restructure 68

A New Generation Pharma Emerging A NEW, Seasoned Leadership Team Global Reach Global Products Discovery & Development Infrastructure Clinical and Regulatory Infrastructure Global Manufacturing and Logistics 69

Valeant Pharmaceuticals International
70